May 2, 2017

STRATEGIC FUNDS, INC.

-Dreyfus Active MidCap Fund

Supplement to Current Summary Prospectus and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA.  Messrs. Boggs and Gala have each served as primary portfolio managers of the fund since May 2011,   Mr. Cazalet has served as primary portfolio manager of the fund since December 2014, and Messrs. Goslin and Zamil have each served as a primary portfolio manager of the fund since March 2017.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Mr. Goslin is a director and senior portfolio manager at Mellon Capital.  Mr. Zamil is a managing director and global investment strategist at Mellon Capital.  Each member of the team also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014, and Messrs. Goslin and Zamil have each served as a primary portfolio manager of the fund since March 2017. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993. He also has been employed by Dreyfus since 2007. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. He also has been employed by Dreyfus since 1998. Mr. Goslin is a director and senior portfolio manager at Mellon Capital, which he joined in 1999. He also has been employed by Dreyfus since January 2014.  Mr. Zamil is a managing director and global investment strategist at Mellon Capital, where he has been employed since October 2015.  Prior to joining Mellon Capital, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments, where he focused on active equity and multi-asset strategies.  Prior to American Century Investments he was employed from April 2011 until September 2012 by BlackRock where he focused on active equity.  The portfolio managers manage the fund in their capacity as employees of Dreyfus.

0085-4054STK0517

0085-4054STK0517